UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 3, 2019

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 S. Cherry St., Suite 1515, Denver, Colorado	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Not Applicable

Former Name, Former Address or Former Fiscal Year,

If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01. Regulation FD Disclosure.

On July 3, 2019, the Audit Committee of U.S. Energy Corp. (the “Company”) re-engaged Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of and for the year ended December 31, 2018 and to review the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. As previously reported, the Company remains in non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s inability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2019. The Company continues to work diligently toward the filing of the Form 10-Q and the Form 10-K with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable, and the Company expects to file the Form 10-K with the SEC on or before September 15, 2019 and the Forms 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019 soon thereafter.

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and related matters. These statements are subject to risks and uncertainties, including the failure of the Company to file the Form 10-K and 10-Q on its expected timeline, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: July 10, 2019	By:	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer